Exhibit 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM DECEMBER 1, 2009 THROUGH DECEMBER 31, 2009

FORM MOR-1

(Unaudited)

(in thousands)

		Trump									Consolidated
	TER	Taj	Trump	Trump	RJE’s &		TER	RJE’s &			TER		TER Inc.	Consolidated
	Holdings	Mahal	Plaza	Marina	Elims	Total	Dev.	Elims	Total	Elims	Holdings	TER Inc.	Elims	TER, Inc.

Cash flow from Operating Activities
Net loss	$(5,164)	$(6,954)	$(2,764)	$(2,834)	$—	$(12,552)	$(62)	$—	$(62)	$—	$(17,778)	$4,179	$—	$(13,599)
Record equity in subsidiaries	(12,614)	—	—	—	12,614	12,614	—	—	—	—	—	(17,778)	17,778	—

Net loss as adjusted	(17,778)	(6,954)	(2,764)	(2,834)	12,614	62	(62)	—	(62)	—	(17,778)	(13,599)	17,778	(13,599)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	12,614	—	—	—	(12,614)	(12,614)	—	—	—	—	—	17,778	(17,778)	—
Non-cash interest accretion on property tax settlement	—	(9)	(54)	(6)	—	(69)	—	—	—	—	(69)	—	—	(69)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(4,179)	—	(4,179)
Depreciation	16	3,211	336	227	—	3,774	—	—	—	—	3,790	—	—	3,790
Amortization	—	85	1	3	—	89	—	—	—	—	89	—	—	89
Provisions for losses on receivables	—	2,182	286	154	—	2,622	—	—	—	—	2,622	—	—	2,622
Stock based compensation expense	319	56	23	—	—	79	—	—	—	—	398	—	—	398
Valuation Allowance CRDA	—	114	(207)	42	—	(51)	—	—	—	—	(51)	—	—	(51)

Change in operating assets & liabilities:		—	—	—	—		—	—	—	—	—	—	—
Accounts receivable	884	1,264	(529)	769	(903)	601	—	—	—	—	1,485	—	—	1,485
Inventories	—	(114)	(38)	(44)	—	(196)	—	—	—	—	(196)	—	—	(196)
Other current assets	454	6,033	1,653	1,412	—	9,098	—	—	—	—	9,552	—	—	9,552
Other assets	(956)	(339)	102	(124)	—	(361)	—	—	—	—	(1,317)	—	—	(1,317)
Due to Affiliates	(717)	(2,039)	2,081	675	—	717	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	(840)	(1,300)	(273)	827	—	(746)	68	—	68	—	(1,518)	—	—	(1,518)
Accrued interest	(6,710)	1,916	(2,680)	47	903	186	—	—	—	—	(6,524)	—	—	(6,524)
Other long-term liabilities	—	—	(60)	(1)	—	(61)	—	—	—	—	(61)	—	—	(61)

Net cash provided(used) by operating activities	(12,714)	4,114	(2,123)	1,174	—	3,165	6	—	6	—	(9,543)	—	—	(9,543)

Cash flow from Investing Activities
Purchases of PPE	(33)	(131)	(58)	(501)	—	(690)	—	—	—	—	(723)	—	—	(723)
Purchases of CRDA investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided(used) by investing activities	(33)	(131)	(58)	(501)	—	(690)	—	—	—	—	(723)	—	—	(723)

Cash flows from Financing Activities
Repayment of term loan	(1,230)	—	—	—	—	—	—	—	—	—	(1,230)	—	—	(1,230)
Borrowing (Repayment) - I/C Debt	(3,628)	—	3,359	269	—	3,628	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(33)	(41)	—	—	(74)	—	—	—	—	(74)	—	—	(74)

Net cash provided(used) by financing activities	(4,852)	(33)	3,318	269	—	3,554	(6)	—	(6)	—	(1,304)	—	—	(1,304)

Net increase(decrease) in cash and cash equivalents	(17,599)	3,950	1,137	942	—	6,029	—	—	—	—	(11,570)	—	—	(11,570)
Cash and cash equivalents at beginning of period	23,437	27,462	14,995	11,760	—	54,217	—	—	—	—	77,654	—	—	77,654

Cash and cash equivalents at end of period	$5,838	$31,412	$16,132	$12,702	$—	$60,246	$—	$—	$—	$—	$66,084	$—	$—	$66,084

Cash Disbursements (in whole dollars)	$17,109,185	$28,324,000	$11,892,170	$8,863,778		$66,189,133					$66,189,133	$0		$66,189,133

NOTE: The financial statements are preliminary and are subject to audit by the Company’s independent accountants.

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH DECEMBER 31, 2009 FORM MOR-1 (Unaudited) (in thousands)

		Trump									Consolidated
	TER	Taj	Trump	Trump	RJE’s &		TER	RJE’s &			TER		TER Inc.	Consolidated
	Holdings	Mahal	Plaza	Marina	Elims	Total	Dev.	Elims	Total	Elims	Holdings	TER Inc.	Elims	TER, Inc.

Cash flow from Operating Activities
Net loss	$(79,244)	$(30,506)	$(373,441)	$(193,249)	$—	$(597,196)	$(403)	$—	$(403)	$—	$(676,843)	$165,143	$—	$(511,700)
Record equity in subsidiaries	(597,599)	—	—	—	597,599	597,599	—	—	—	—	—	(676,843)	676,843	—

Net loss as adjusted	(676,843)	(30,506)	(373,441)	(193,249)	597,599	403	(403)	—	(403)	—	(676,843)	(511,700)	676,843	(511,700)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	597,599	—	—	—	(597,599)	(597,599)	—	—	—	—	—	676,843	(676,843)	—
Non-cash interest accretion on property tax settlement	—	(88)	(554)	(63)	—	(705)	—	—	—	—	(705)	—	—	(705)
Deferred income taxes	—	(335)	(1,910)	—	—	(2,245)	—	—	—	—	(2,245)	(6,079)	—	(8,324)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(159,059)	—	(159,059)
Intangible asset impairment charge	—	3,720	16,780	—	—	20,500	—	—	—	—	20,500	—	—	20,500
Asset impairment charge	—	—	331,059	205,174	—	536,233	—	—	—	—	536,233	—	—	536,233
Depreciation	149	34,342	7,561	1,547	—	43,450	—	—	—	—	43,599	—	—	43,599
Amortization	—	891	6	30	—	927	—	—	—	—	927	—	—	927
Amortization of deferred financing costs	62	26	13	—	—	39	—	—	—	—	101	—	—	101
Provisions for losses on receivables	—	11,058	2,019	1,775	—	14,852	—	—	—	—	14,852	—	—	14,852
Stock based compensation expense	1,025	161	61	—	—	222	—	—	—	—	1,247	—	—	1,247
Non-cash reorganization expense	7,581	4,567	2,284	—	—	6,851	—	—	—	—	14,432	—	—	14,432
Valuation Allowance CRDA	—	(114)	(236)	302	—	(48)	—	—	—	—	(48)	—	—	(48)

Change in operating assets & liabilities:
Accounts receivable	831	(4,820)	(1,210)	610	(903)	(6,323)	—	—	—	—	(5,492)	—	—	(5,492)
Inventories	—	18	112	302	—	432	—	—	—	—	432	—	—	432
Other current assets	(1,347)	2,258	2,379	1,119	—	5,756	—	—	—	—	4,409	—	—	4,409
Other assets	(1,694)	160	512	938	—	1,610	—	—	—	—	(84)	—	—	(84)
Due to Affiliates	21,678	(24,581)	2,680	223	—	(21,678)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	9,314	4,286	564	(16,644)	—	(11,794)	(61)	—	(61)	—	(2,541)	—	—	(2,541)
Accrued interest	53,922	15,480	(3,279)	476	903	13,580	—	—	—	—	67,502	—	—	67,502
Other long-term liabilities	—	—	(2,993)	(11)	—	(3,004)	—	—	—	—	(3,004)	—	—	(3,004)

Net cash provided(used) by operating activities	12,277	16,531	(17,593)	2,556	—	1,494	(464)	—	(464)	—	13,307	5	—	13,312

Cash flow from Investing Activities
Purchases of PPE	(99)	(11,948)	(1,266)	(2,813)	—	(16,027)	—	—	—	—	(16,126)	—	—	(16,126)
Decrease in Restricted Cash	2,807	—	—	—	—	—	—	—	—	—	2,807	—	—	2,807
Investment in and advances to subs	—	—	—	—	—	—	—	—	—	—	—	(984)	984	—
Purchases of CRDA investments	—	(4,324)	(1,968)	(1,609)	—	(7,901)	—	—	—	—	(7,901)	—	—	(7,901)
Proceeds from CRDA investments	—	5,356	1,892	930	—	8,178	—	—	—	—	8,178	—	—	8,178

Net cash provided(used) by investing activities	2,708	(10,916)	(1,342)	(3,492)	—	(15,750)	—	—	—	—	(13,042)	(984)	984	(13,042)

Cash flows from Financing Activities
Repayment of term loan	(4,924)	—	—	—	—	—	—	—	—	—	(4,924)	—	—	(4,924)
Borrowing (Repayment) - I/C Debt	(13,247)	—	15,121	(1,874)	—	13,247	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(290)	(128)	—	—	(418)	—	—	—	—	(418)	—	—	(418)
Contributions from Parent	520	—	—	—	—	—	464	—	464	—	984	—	(984)	—

Net cash provided(used) by financing activities	(17,651)	(290)	14,993	(1,874)	—	12,829	464	—	464	—	(4,358)	—	(984)	(5,342)

Net increase(decrease) in cash and cash equivalents	(2,666)	5,325	(3,942)	(2,810)	—	(1,427)	—	—	—	—	(4,093)	(979)	—	(5,072)
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	—	61,673	—	—	—	—	70,177	979	—	71,156

Cash and cash equivalents at end of period	$5,838	$31,412	$16,132	$12,702	$—	$60,246	$—	$—	$—	$—	$66,084	$(0)	$—	$66,084

NOTE: The financial statements are preliminary and are subject to audit by the Company’s independent accountants.

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended December 31, 2009

MOR-2    Case # 09-13654 (JHW)

(Unaudited)

	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
(Dollars in Thousands)	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$8,190	$4,489	$2,041	$0	$0	$0	$0	$14,720	$0	$0	$14,720
SLOT REVENUE	17,891	8,164	7,786	0	0	0	0	33,841	0	0	33,841
POKER REVENUE	1,279	0	0	0	0	0	0	1,279	0	0	1,279
KENO WIN	6	0	0	0	0	0	0	6	0	0	6
SIMULCAST REVENUE	44	0	0	0	0	0	0	44	0	0	44

TOTAL GAMING REVENUE	27,410	12,653	9,827	0	0	0	0	49,890	0	0	49,890

ROOMS	3,712	1,410	869	0	0	0	0	5,991	0	0	5,991
FOOD & BEVERAGE	3,948	1,416	1,045	0	0	0	0	6,409	0	0	6,409
ENTERTAINMENT	771	42	(1)	0	0	0	0	812	0	0	812
OTHER	1,771	612	547	0	0	0	0	2,930	0	0	2,930

TOTAL OTHER	10,202	3,480	2,460	0	0	0	0	16,142	0	0	16,142

GROSS REVENUE	37,612	16,133	12,287	0	0	0	0	66,032	0	0	66,032

RFB COMPS	5,684	2,143	1,571	0	0	0	0	9,398	0	0	9,398
COIN	3,133	1,470	1,316	0	0	0	0	5,919	0	0	5,919
CASH COMPS	463	102	25	0	0	0	0	590	0	0	590
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0

TOTAL PROMO ALLOWANCES	9,280	3,715	2,912	0	0	0	0	15,907	0	0	15,907

NET REVENUES	28,332	12,418	9,375	0	0	0	0	50,125	0	0	50,125

EXPENSES
PAYROLL & RELATED	12,186	7,045	5,736	0	0	50	0	25,017	0	0	25,017
COST OF GOODS SOLD	1,577	380	431	0	0	0	0	2,388	0	0	2,388
PROMO EXPENSE	1,203	947	636	0	0	0	0	2,786	0	0	2,786
ADVERTISING	329	150	137	0	0	0	0	616	0	0	616
MARKETING/ENTERTAINMENT	2,264	522	446	0	0	0	0	3,232	0	0	3,232
GAMING TAX & REG FEES	2,890	1,507	1,235	0	0	17	0	5,649	0	0	5,649
PROPERTY TAX, RENT & INSUR	3,139	1,487	1,138	0	0	444	0	6,208	0	0	6,208
UTILITIES	1,182	675	592	0	0	8	0	2,457	0	0	2,457
PROV FOR DOUBTFUL ACCTS	2,182	285	154	0	0	0	0	2,621	0	0	2,621
GEN, ADMIN & OTHER OPER	2,961	1,522	1,210	0	62	3,668	0	9,423	0	0	9,423

TOTAL OPERATING EXPENSES	29,913	14,520	11,715	0	62	4,187	0	60,397	0	0	60,397

GROSS OPERATING PROFIT	(1,581)	(2,102)	(2,340)	0	(62)	(4,187)	0	(10,272)	0	0	(10,272)

CRDA EXPENSE(INCOME)	114	(207)	42	0	0	0	0	(51)	0	0	(51)

EBITDA	(1,695)	(1,895)	(2,382)	0	(62)	(4,187)	0	(10,221)	0	0	(10,221)

DEPRECIATION & AMORTIZATION	(3,296)	(337)	(230)	0	0	(15)	0	(3,878)	0	0	(3,878)
INTEREST INCOME	18	73	12	0	0	2,492	(2,488)	107	0	0	107
INTEREST EXPENSE	(1,981)	(604)	(234)	0	0	(3,455)	2,488	(3,786)	0	0	(3,786)
NON-CASH REORGANIZATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
OTHER NON-OP INC(EXP)	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	4,178	0	4,178

NET INCOME(LOSS)	$(6,954)	$(2,763)	$(2,834)	$0	$(62)	$(5,165)	$0	$(17,778)	$4,178	$0	$(13,600)

NOTE: The financial statements are preliminary and are subject to audit by the Company’s independent accountants.

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Period February 17 through December 31, 2009

MOR-2    Case # 09-13654 (JHW)

(Unaudited)

	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
(Dollars in Thousands)	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$130,662	$50,506	$31,772	$—	$—	$—	$—	$212,940	$—	$—	$212,940
SLOT REVENUE	232,594	121,936	106,909	—	—	—	—	461,439	—	—	461,439
POKER REVENUE	15,503	—	—	—	—	—	—	15,503	—	—	15,503
KENO WIN	159	—	—	—	—	—	—	159	—	—	159
SIMULCAST REVENUE	625	—	—	—	—	—	—	625	—	—	625

TOTAL GAMING REVENUE	379,543	172,442	138,681	—	—	—	—	690,666	—	—	690,666

ROOMS	47,655	20,892	14,801	—	—	—	—	83,348	—	—	83,348
FOOD & BEVERAGE	49,342	21,305	16,976	—	—	—	—	87,623	—	—	87,623
ENTERTAINMENT	4,563	1,132	171	—	—	—	—	5,866	—	—	5,866
OTHER	18,619	6,532	7,773	—	—	—	—	32,924	—	—	32,924

TOTAL OTHER	120,179	49,861	39,721	—	—	—	—	209,761	—	—	209,761

GROSS REVENUE	499,722	222,303	178,402	—	—	—	—	900,427	—	—	900,427

RFB COMPS	61,335	27,198	20,769	—	—	—	—	109,302	—	—	109,302
COIN	40,654	23,085	20,765	—	—	—	—	84,504	—	—	84,504
CASH COMPS	15,138	1,288	676	—	—	—	—	17,102	—	—	17,102
ALLOCATED COMPS	0	0	0	—	—	—	—	0	—	—	0

TOTAL PROMO ALLOWANCES	117,127	51,571	42,210	—	—	—	—	210,908	—	—	210,908

NET REVENUES	382,595	170,732	136,192	—	—	—	—	689,519	—	—	689,519

EXPENSES
PAYROLL & RELATED	135,004	81,433	65,688	—	—	4,345	—	286,470	—	—	286,470
COST OF GOODS SOLD	18,586	6,438	6,692	—	—	—	—	31,716	—	—	31,716
PROMO EXPENSE	18,813	13,570	7,859	—	—	—	—	40,242	—	—	40,242
ADVERTISING	3,870	2,217	1,742	—	—	1	—	7,830	—	—	7,830
MARKETING/ENTERTAINMENT	17,298	5,040	4,124	—	—	—	—	26,462	—	—	26,462
GAMING TAX & REG FEES	36,792	18,815	15,598	—	—	119	—	71,324	—	—	71,324
PROPERTY TAX, RENT & INSUR	32,467	15,878	12,425	—	—	3,957	—	64,727	—	—	64,727
UTILITIES	15,343	7,104	6,252	—	—	100	—	28,799	—	—	28,799
PROV FOR DOUBTFUL ACCTS	11,059	2,018	1,777	—	—	—	—	14,854	—	—	14,854
GEN, ADMIN & OTHER OPER	30,092	15,840	13,386	—	403	27,816	—	87,537	—	—	87,537

TOTAL OPERATING EXPENSES	319,324	168,353	135,543	—	403	36,338	—	659,961	—	—	659,961

GROSS OPERATING PROFIT	63,271	2,379	649	—	(403)	(36,338)	—	29,558	—	—	29,558

CRDA EXPENSE(INCOME)	(116)	(235)	304	—	—	—	—	(47)	—	—	(47)

EBITDA	63,387	2,614	345	—	(403)	(36,338)	—	29,605	—	—	29,605

DEPRECIATION & AMORTIZATION	(35,234)	(7,567)	(1,577)	—	—	(147)	—	(44,525)	—	—	(44,525)
INTEREST INCOME	109	788	195	70,694	—	70,946	(141,490)	1,242	5	—	1,247
INTEREST EXPENSE	(50,816)	(21,062)	(2,234)	(70,694)	—	(106,164)	141,490	(109,480)	—	—	(109,480)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	—	—	(7,581)	—	(14,432)	—	—	(14,432)
OTHER NON-OP INC(EXP)/IMPAIRMENT	(3,720)	(347,839)	(189,978)	—	—	39	—	(541,498)	—	—	(541,498)
INCOME TAX BENEFIT	335	1,910	0	—	—	—	—	2,245	6,079	—	8,324
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	159,058	—	159,058

NET INCOME(LOSS)	$(30,506)	$(373,440)	$(193,249)	$0	$(403)	$(79,245)	$0	$(676,843)	$165,142	$0	$(511,701)

NOTE: The financial statements are preliminary and are subject to audit by the Company’s independent accountants.

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

December 31, 2009 and February 16, 2009

MOR-3    Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL LLC	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVEL- OPMENT	TER HOLDINGS LP	TERH ELIMIN- ATION	TERH CONSOL- IDATED	TER Inc.	TER INC ELIMIN- ATION	December 31, 2009 TER INC CONSOL- IDATED	February 16, 2009 TER INC CONSOL- IDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$31,412	$16,132	$12,702	$0	$0	$5,838	$0	$66,084	$0	$0	$66,084	$71,156
ACCOUNTS RECEIVABLE, NET	20,716	6,670	4,812	0	0	0	0	32,198	0	0	32,198	41,896
ACCOUNTS RECEIVABLE, OTHER	2,381	1,411	1,235	147,605	0	27,759	(175,255)	5,136	0	0	5,136	4,798
RE TAX RECEIVABLE	494	3,129	358	0	0	0	0	3,981	0	0	3,981	638
INVENTORIES	2,913	1,257	863	0	0	0	0	5,033	0	0	5,033	5,465
PREPAID AND OTHER	7,923	3,724	3,130	0	0	2,654	0	17,431	0	0	17,431	21,200
DEFERRED INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809

TOTAL CURRENT ASSETS	66,743	33,267	24,119	147,605	0	36,251	(175,255)	132,730	10,942	0	143,672	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	(15,714)	15,714	0	(656,357)	656,357	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,195,078	(2,444,047)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	900,231	15,532	13,346	0	0	1,645	0	930,754	0	0	930,754	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	132,938	7,564	4,436	0	0	934	0	145,872	0	0	145,872	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,528	0	0	958	0	2,486	0	0	2,486	6,093
CONSTRUCTION-IN-PROCESS	919	146	12	0	100	325	0	1,502	0	0	1,502	4,006

PROPERTY AND EQUIPMENT	1,230,706	32,784	25,561	0	100	4,905	0	1,294,056	0	0	1,294,056	1,893,506
ACCUMULATED DEPRECIATION	(155,857)	(1,615)	(971)	0	0	(1,586)	0	(160,029)	0	0	(160,029)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,074,849	31,169	24,590	0	100	3,319	0	1,134,027	0	0	1,134,027	1,703,617

RESTRICTED CASH	0	0	0	0	0	0	0	0	0	0	0	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INTERESTS	0	17	0	0	0	0	0	17	0	0	17	23
CUSTOMER RELATIONSHIPS	2,384	0	0	0	0	0	0	2,384	0	0	2,384	3,253
TRADENAMES	32,712	0	0	0	0	0	0	32,712	0	0	32,712	53,212

INTANGIBLES ASSETS, NET	35,096	17	0	0	0	0	0	35,113	0	0	35,113	56,488
RE TAX RECEIVABLE-L/T	1,569	9,885	1,131	0	0	0	0	12,585	0	0	12,585	15,863
DEFERRED INCOME TAXES- NONCURRENT	0	0	0	0	0	0	0	0	0	0	0	0
CRDA INVESTMENTS	29,085	16,592	12,105	0	0	0	0	57,782	0	0	57,782	57,464
OTHER ASSETS, NET	4,820	1,912	2,570	0	0	16,112	0	25,414	0	0	25,414	25,630

TOTAL ASSETS	$1,212,162	$92,842	$64,515	$1,396,574	$100	$1,235,046	$(2,603,588)	$1,397,651	$(645,415)	$656,357	$1,408,593	$2,035,364

NOTE: The financial statements are preliminary and are subject to audit by the Company’s independent accountants.

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

December 31, 2009 and February 16, 2009

MOR-3    Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL LLC	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVEL- OPMENT	TER HOLDINGS LP	TERH ELIMIN- ATION	TERH CONSOL- IDATED	TER Inc.	TER INC ELIMIN- ATION	December 31, 2009 TER INC CONSOL- IDATED	February 16, 2009 TER INC CONSOL- IDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	11,294	4,432	4,123	0	100	16,098	0	36,047	0	0	36,047	$32,640
ACCRUED PAYROLL	11,043	5,740	4,904	0	0	671	0	22,358	0	0	22,358	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	32,716	3,138	2,750	147,605	0	148,072	(175,255)	159,026	0	0	159,026	91,524
DUE TO AFFILIATES	4,484	3,874	1,571	0	0	(9,929)	0	0	0	0	0	0
SELF INSURANCE RESERVES	8,147	5,311	3,832	0	0	0	0	17,290	0	0	17,290	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	1,020	0	1,020	0	0	1,020	0
OTHER ACCRUED LIABILITIES	6,380	4,734	3,043	0	0	1,231	0	15,388	0	0	15,388	12,744
OTHER CURRENT LIABILITIES	7,547	5,335	2,525	0	0	34	0	15,441	0	0	15,441	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURRENT MATURITIES - LONG-TERM DEBT	386	275	0	0	0	483,833	0	484,494	0	0	484,494	489,032

TOTAL CURRENT LIABILITIES	649,794	322,376	24,759	1,396,574	100	1,890,482	(2,275,704)	2,008,381	0	0	2,008,381	1,954,036

INTERCOMPANY DEBT	250,000	67,672	25,926	0	0	0	(343,598)	0	0	0	0	0
OTHER L/T DEBT	6,196	374	0	0	0	0	0	6,570	0	0	6,570	5,826

TOTAL LONG-TERM DEBT	256,196	68,046	25,926	0	0	0	(343,598)	6,570	0	0	6,570	5,826

DEFERRED INCOME TAXES	13,105	944	1,019	0	0	0	0	15,068	43,972	0	59,040	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	10,940	15	0	0	225	0	11,180	0	0	11,180	14,184

TOTAL LIABILITIES	924,911	405,663	54,658	1,396,574	100	1,891,404	(2,619,302)	2,054,008	43,972	0	2,097,980	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBS								0	(159,101)		(159,101)	683
CAPITAL IN EXCESS OF PAR	371,611	146,331	422,272	0	11,661	605,314	(951,874)	605,315	467,787	(605,315)	467,787	466,835
RETAINED EARNINGS (DEFICIT)	(84,360)	(459,152)	(412,415)	0	(11,661)	(1,261,672)	967,588	(1,261,672)	(998,105)	1,261,672	(998,105)	(486,405)

STOCKHOLDERS’ EQUITY	287,251	(312,821)	9,857	0	0	(656,358)	15,714	(656,357)	(689,387)	656,357	(689,387)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,212,162	$92,842	$64,515	$1,396,574	$100	$1,235,046	$(2,603,588)	$1,397,651	$(645,415)	$656,357	$1,408,593	$2,035,364

NOTE: The financial statements are preliminary and are subject to audit by the Company’s independent accountants.

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4

AS OF DECEMBER 31, 2009

(Unaudited)

	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total
($ in Thousands)

TER Holdings, LP	$3,171	$2,922	$1,582	$674	$7,749	$16,098

Trump Taj Mahal	8,448	976	300	12	1,558	11,294

Trump Plaza	3,177	501	152	3	599	4,432

Trump Marina	3,489	71	97	(10)	476	4,123

TER Development	50	50	0	0	0	100

Total	$18,335	$4,520	$2,131	$679	$10,382	$36,047

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5

AS OF DECEMBER 31, 2009

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total

TER Holdings, LP	$19			$90		$109

Trump Taj Mahal	14,158	4,870	572	35,777	(31,786)	23,591

Trump Plaza	4,752	4,096	(51)	8,299	(5,886)	11,210

Trump Marina	2,958	730	163	6,773	(4,219)	6,405

Total	$21,887	$9,696	$684	$50,939	$(41,891)	$41,315